FIRST AMENDMENT TO NET LEASE AGREEMENT


     THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 19th day of May, 1998, by and between AEI Income & Growth Fund XXI Limited Partnership (hereinafter, "Fund XXI"), ("Lessor"),whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor"), and Champps Americana, Inc., a
Minnesota corporation ("Lessee"), whose principal business address is One Corporate Place, 55 Ferncroft Road, Danvers, Ma. 01923;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Livonia, Michigan, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and


       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated July 8, 1997 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:


1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, commencing on July 8, 1997 ("Occupancy Date"), plus the period ending May 14, 1998, with the contemplated initial term hereof ending on May 31, 2018.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through May 31, 1999.

2.   Article 4(A) of the Lease shall henceforth read as follows:


ARTICLE 4.  RENT PAYMENTS

      (A) Annual Rent Payable for the first, second, and third Lease Years: Lessee shall pay to Lessor an annual Base Rent of $429,135, which amount shall be payable in advance on the first day of each month in equal monthly installments of $35,761.25 to Fund XXI. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                     LESSEE:  CHAMPPS AMERICANA, INC.

                              By:/s/ Donna Depoian
                              Its: Asst. Secretary






STATE OF Massachusetts)
                      )SS.
COUNTY OF Essex       )


      The foregoing instrument was acknowledged before me this 13th day of May, 1998, by Donna Depoian, as Asst. Secretary of
Champps Americana, Inc. on behalf of said corporation.

                     /s/ Jane K Blanchette
                         Notary Public






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                 LESSOR: AEI INCOME & GROWTH FUND XXI LIMITED
                         PARTNERSHIP, a Minnesota limited partnership

                         By: AEI FUND MANAGEMENT XXI, INC.,
                             a Minnesota corporation


                         By: /s/ Robert P Johnson
                                 Robert P. Johnson, President


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 19th day of May, 1998, by Robert P. Johnson, the President of AEI Fund Management XXI, Inc., a Minnesota corporation, corporate general partner of AEI Income & Growth Fund XXI Limited Partnership, on behalf of said limited partnership.

                              /s/ Michael B Daugherty
                              Notary Public

                         [notary seal]






                              Exhibit A

City  of  Livonia,  County of Wayne, State of Michigan,  Unit  3,
Pentagon Centre Condominium, according to the Master Deed of record, Wayne County Records, as amended.